Exhibit 99.2

                              FUTRONIX GROUP, INC.
               SUMMARY YEARLY PROFORMA OPERATING STATEMENT/BUDGET
                 CONSOLIDATED** FOR THE FISCAL YEARS 2002 - 2004

                                                                                         FUTRONIX      GROUP
                                 FUTRONIX        FASHION       SPORTS       ANTENNA       GROUP         (%)
                                   MFRG           NAILS        RADAR         TECH         TOTAL        SALES
                                   YR1             YR1          YR1          YR 1          YR1          YR1
                                ---------      ---------      -------      ---------    ----------      ---
TOTAL NET REVENUES              9,163,440      1,809,700      310,000      1,840,000    13,123,140      100%
TOTAL COGS                      6,786,355        594,500      148,500      1,150,000     8,679,355       66%
                                ---------      ---------      -------      ---------    ----------      ---
GROSS PROFIT                    2,377,085      1,215,200      161,500        690,000     4,443,785       34%
TOTAL EXPENSES                  1,500,062        841,000      127,502        255,510     2,724,073       21%
CORPORATE OVERHEAD ALLOCATION     699,907         72,726        2,968         72,726       848,327        6%
                                ---------      ---------      -------      ---------    ----------      ---
EBITDA                            177,117        301,474       31,030        361,764       871,385        7%
                                =========      =========      =======      =========    ==========      ===

                                                                                          FUTRONIX     GROUP
                                 FUTRONIX      FASHION         SPORTS       ANTENNA        GROUP        (%)
                                   MFRG         NAILS          RADAR         TECH          TOTAL       SALES
                                    YR2          YR2            YR2          YR 2           YR2         YR2
                                ----------    ---------       -------     ---------     ----------     ---
TOTAL NET REVENUES              13,968,900    2,724,200       950,000     7,680,000     25,323,100     100%
TOTAL COGS                      10,201,409    1,117,000       510,109     4,800,000     16,628,518      66%
                                ----------    ---------       -------     ---------     ----------     ---
GROSS PROFIT                     3,767,491    1,607,200       439,891     2,880,000      8,694,582      34%
TOTAL EXPENSES                   1,640,358    1,050,000       298,003       748,219      3,736,580      15%
CORPORATE OVERHEAD ALLOCATION      621,066      120,851        42,144       340,699      1,124,760       4%
                                ----------    ---------       -------     ---------     ----------     ---
EBITDA                           1,506,067      436,349        99,744     1,791,082      3,833,242      15%
                                ==========    =========       =======     =========     ==========     ===

                                                                                         FUTRONIX      GROUP
                                 FUTRONIX       FASHION       SPORTS       ANTENNA        GROUP         (%)
                                   MFRG          NAILS        RADAR         TECH          TOTAL        SALES
                                   YR3            YR3          YR3          YR 3           YR3          YR3
                                ----------     ---------    ---------     ---------     ----------     ---
TOTAL NET REVENUES              19,810,890     3,535,540    1,700,000     7,680,000     32,726,430     100%
TOTAL COGS                      14,486,001     1,568,900      747,075     4,800,000     21,601,976      66%
                                ----------     ---------    ---------     ---------     ----------     ---
GROSS PROFIT                     5,324,889     1,966,640      952,925     2,880,000     11,124,454      34%
TOTAL EXPENSES                   1,698,778     1,200,000      480,004       748,219      4,127,001      13%
CORPORATE OVERHEAD ALLOCATION      680,860       121,515       58,428       263,958      1,124,760       3%
                                ----------     ---------    ---------     ---------     ----------     ---
EBITDA                           2,945,252       645,125      414,493     1,867,823      5,872,693      18%
                                ==========     =========    =========     =========     ==========     ===

** IDENTIFYING BY CONFIRMED ACQUISITION/OPERATING SUBSIDIARY.

                     FUTRONIX, INC./FUTRONIX MFRG DIVISION

            1999         2000        2001       2002         2003        2004
            ----         ----        ----       ----         ----        ----
SALES      6286181     4622164     5512445     9163440     13968900    19810890
EBITDA      275493    (1347720)    (988458)     177117      1506067     2945252

                               20002 ACQUISITIONS

            1999         2000        2001       2002         2003        2004
            ----         ----        ----       ----         ----        ----
SALES         0            0           0       3959700     11354200    12915540
EBITDA        0            0           0        694268      2327175     2927441

                        COMBINED - FUTRONIX GROUP, INC.

            1999         2000        2001       2002         2003        2004
            ----         ----        ----       ----         ----        ----
SALES      6286181     4622164     5512445     13123140    25323100    32726430
EBITDA      275493    (1347720)    (988458)      871385     3833242     5872693